BARNWELL INDUSTRIES, INC.
                           -------------------------

                    Notice of Annual Meeting of Stockholders
                    ----------------------------------------

To the Stockholders of
  BARNWELL INDUSTRIES, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 4, 1996, at 9:30 A.M., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

       (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

       (2) Any and all other business which may come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on January 8, 1996, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1995, which includes consolidated financial statements, is enclosed herewith.

     We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the enclosed Proxy in the enclosed addressed envelope.




                      By Order of the Board of Directors,




                          /s/ Alexander C. Kinzler
                              ALEXANDER C. KINZLER
                                   Secretary



Dated:   January 18, 1996

                           BARNWELL INDUSTRIES, INC.

                                   SUITE 2900

                               1100 ALAKEA STREET

                             HONOLULU, HAWAII 96813



                                PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES


     The accompanying Proxy is solicited by the Board of Directors of Barnwell Industries, Inc., a Delaware corporation (the "Company"), and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

     Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

     This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 18, 1996.

                             VOTING AT THE MEETING

     Only stockholders of record at the close of business on January 8, 1996, will be entitled to vote at the annual meeting and any adjournment thereof. As of the record date, 1,322,052 shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular proposal, those shares will not be considered as present at the meeting and will not be entitled to vote in respect of that proposal.

                             ELECTION OF DIRECTORS

     At the meeting all nine directors of the Company are to be elected, each director to hold office until the next annual meeting and until his successor is elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality vote of the Company's stockholders present at the meeting. The Board of Directors has no reason to believe that any of the nominees for the office of Director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in place of such nominees.

                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

     The following table sets forth as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                                                             All other Present Positions
                               Director                           with the Company
           Name                 Since      Age                and Principal Occupations
------------------------------ -------- -------- -------------------------------------------------

Morton H. Kinzler              1956        70    Chairman of the Board of the Company since 1980,
                                                 President and Chief Executive Officer since 1971.
                                                 Mr. Kinzler is the father of Alexander C.
                                                 Kinzler, Vice President and Secretary of the
                                                 Company.

Alan D. Hunter                 1977        58    Partner, Code Hunter Wittmann, Calgary, Alberta
                                                 (attorneys), for the past 5 years.

H. Whitney Boggs, Jr.          1977        68    Surgeon for the past 5 years.

Erik Hazelhoff-Roelfzema       1977        78    Investor for the past 5 years.

William C. Warren              1980        86    Dean Emeritus, Columbia University School of Law,
                                                 and private practice of law, New York, New York,
                                                 for the past 5 years; Director, C.S.S.
                                                 Industries, Inc. (producer of paper products and
                                                 forms); Sterling National Bank and Trust Co.;
                                                 Sterling Bancorp; Guardian Life Insurance Company
                                                 of America; and Aladan Corporation (manufacturer
                                                 of latex products).

Daniel Jacobson                1981        67    Partner, Richard A. Eisner & Company, LLP, New
                                                 York, New York (Accountants and Consultants),
                                                 since June 1, 1994; Partner, Shulman, Jacobson &
                                                 Co., New York, New York (Certified Public
                                                 Accountants) and an independent consultant
                                                 between December 1, 1990 and May 31, 1994.

Martin Anderson                1985        72    Partner, Goodsill Anderson Quinn & Stifel,
                                                 Honolulu, Hawaii (attorneys), for the past 5
                                                 years; Chairman of the Board of Overseers, Hoover
                                                 Institution, Stanford University; Director,
                                                 Hawaiian Airlines, Inc., which was previously
                                                 known as HAL, Inc. (parent of Hawaiian Airlines,
                                                 Inc.).  HAL, Inc. filed petitions under Chapter
                                                 11 of the Federal Bankruptcy Code in September,
                                                 1993, and on September 12, 1994, emerged from
                                                 bankruptcy as Hawaiian Airlines, Inc.;
                                                 Mr. Anderson was a director and majority
                                                 shareholder of Mapa, Inc. prior to May, 1994.
                                                 Mapa, Inc. owns a general partnership interest in
                                                 Pacific Tropical Products, a Hawaii limited
                                                 partnership, which filed a petition under
                                                 Chapter 11 of the Federal Bankruptcy Code in May,
                                                 1994.

Barry E. Emes                  1987        50    Partner, Stikeman, Elliott, Calgary, Alberta
                                                 (attorneys), since December 1, 1992.  Partner,
                                                 Code Hunter (now called Code Hunter Wittmann),
                                                 Calgary, Alberta (attorneys) for the prior 5
                                                 years.
                                       2

                                                             All other Present Positions
                               Director                           with the Company
           Name                 Since      Age                and Principal Occupations
------------------------------ -------- -------- -------------------------------------------------

Glenn Yago, Ph.D.              1990        45    Professor, Baruch College - City University of
                                                 New York Graduate School since September, 1994;
                                                 Director, Economic Research Bureau, and associate
                                                 professor of management, State University of New
                                                 York - Stony Brook, for the prior 5 years;
                                                 Director, American Passage Media Corporation
                                                 (targeted media and publishing) and Lavalco
                                                 Industries, Inc. (specialty industrial
                                                 distribution).

     The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. William
C. Warren, Chairman, and Messrs. Hunter, Jacobson, Anderson, and Kinzler, with Mr. Kinzler being a non-voting member. The Compensation Committee determines the annual compensation of the Company's senior officers, recommends, if appropriate, new employee benefit plans to the Board of Directors, administers all employee benefit plans and makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 1995, the Compensation Committee held one meeting.

     The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Emes, Yago and Kinzler, with Mr. Kinzler being a non-voting member. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. It also reviews periodically the performance of the Company's accounting and financial personnel. During the fiscal year ended September 30, 1995, the Audit Committee held two meetings.

     The members of the Executive Committee are Mr. Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema, and Warren. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 1995, the Executive Committee held two meetings.

     The Board of Directors held two meetings during the fiscal year ended September 30, 1995. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and of the Committees of the Board on which he served.

     Directors who are not officers of the Company receive an annual fee of $7,500 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairmen of the Compensation and Audit Committees receive an additional $7,500 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,250 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $3,750 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names and ages of all Executive Officers of the Company, their positions and offices with the Company and the period during which each has served.

Name                          Age     Position with the Company
----                          ---     -------------------------

Morton H. Kinzler (1)         70      Chairman of the Board since  1980 and President and
                                      Chief Executive Officer since 1971.

Russell M. Gifford            41      Treasurer since November 1986, Chief Financial
                                      Officer since August 1985 and Vice President since
                                      March 1985.

Martin L. Jokl                40      Vice President and Director of Research since
                                      November 1986.

Alexander C. Kinzler (1)      37      Vice President and Secretary since November 1986.

(1)Alexander C. Kinzler is the son of Morton H. Kinzler.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following summary compensation table sets forth the annual compensation paid or accrued by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended
September 30, 1995 (collectively the "Named Executive Officers") for services during the fiscal years ended September 30, 1995, 1994 and 1993:
                                                                                   Long Term
                                                                                  Compensation
                                                                               -------------------
                                                Annual Compensation                  Awards
                                              -----------------------          -------------------
          Name and                                                                 Securities
     Principal Position          Year          Salary           Bonus           Underlying Options
-----------------------------    ----         ---------        -------         -------------------

Morton H. Kinzler                1995         $300,000    $          0
    Chairman of the Board,       1994          293,750         100,000
    President and Chief          1993          278,750         100,000
    Executive Officer

Russell M. Gifford               1995          163,750           5,000
    Vice President, Chief        1994          148,875          30,000
    Financial Officer and        1993          139,750          30,000
    Treasurer

Alexander C. Kinzler             1995          161,250           5,000           20,000 (1)
    Vice President and           1994          145,750          30,000
    Secretary                    1993          134,750          30,000

Martin L. Jokl                   1995          148,750           5,000
    Vice President and           1994          140,750          15,000
    Director of Research         1993          129,750          30,000

  (1) See "Option/SAR Grants in Last Fiscal Year", below.

Option/SAR Grants in Last Fiscal Year

     The following table sets forth information related to stock option and stock appreciation right ("SAR") grants to the Named Executive Officers during the fiscal year ended September 30, 1995.

                               Individual Grants
------------------------------------------------------------------------------------------------

                           Number of         % of Total
                           Securities       Options/SARs
                           Underlying        Granted to
                          Options/SARs      Employees in      Exercise or Base         Date of
                          Granted (#)      Fiscal Year (%)     Price ($/Share)        Expiration
                          ------------     ---------------    ----------------        ----------

Morton H. Kinzler            - / -              ----                ----                 ----

Russell M. Gifford           - / -              ----                ----                 ----

Alexander C. Kinzler     20,000 (1)/ -          100            $19.625/Share          3/6/2005

Martin L. Jokl               - / -              ----                ----                 ----

(1) 4,000 of such options vest annually on March 6, 1996, 1997, 1998, 1999, and 2000, respectively.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 1995 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 1995.

                                                              Number of                  Value of
                                                        Securities Underlying           Unexercised
                                                             Unexercised               In-the-Money
                                                              Options at                 Options at
                         Shares                          September 30, 1995         September 30, 1995
                       Acquired on        Value          ------------------         ------------------
                       Exercise (#)    Realized ($)   Exercisable/Unexercisable  Exercisable/Unexercisable
                       ------------    ------------   -------------------------  -------------------------

Morton H. Kinzler          ----            ----               -  /  -                     -  /  -

Russell M. Gifford         ----            ----            17,500/   -                $59,375/   -

Alexander C. Kinzler       ----            ----               -  /20,000                  -  /  -

Martin L. Jokl             ----            ----             6,500/   -                 $7,125/   -

                              CERTAIN TRANSACTIONS

     In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a 15.2% shareholder of the Company, $100,000 were purchased by Dr. R. David Sudarsky, an 8.7% shareholder of the Company, and $1,000,000 were purchased by Ingalls and Snyder, a 10.3% shareholder of the Company (1). The notes are payable in 20 consecutive equal quarterly installments beginning in October 1998. Interest is payable quarterly at an initial rate of 10% per annum until October 1, 1995, after which the interest rate will be adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest. The notes are convertible into shares of the Company's common stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the common stock. The notes are redeemable, at the option of the Company, at any time after July 1, 1997 at premiums declining 1% annually from 5% to 0% of the principal amount of the notes.

     In fiscal 1990 and 1991, two wholly-owned subsidiaries of the Company (each a "Subsidiary" and together the "Subsidiaries"), Mr. Martin Anderson, a director and shareholder of the Company ("Anderson"), and a corporation owned by Anderson ("MAPA"), formed two limited partnerships (the "Partnerships"), Pacific Tropical Products ("PTP") and Orchard Development ("Orchard"), to cultivate and process papaya in the State of Hawaii. A Subsidiary, MAPA and Anderson were the general partner, managing general partner and limited partner, respectively, of the Partnerships, and their initial partnership interests were 66-2/3 percent, 3-1/3 percent and 30 percent, respectively.

     Pursuant to an agreement effective August 1, 1992, among the Subsidiaries, MAPA and Anderson, the Company transferred the common stock of the Subsidiaries to Anderson, and thus the general partnership interests in the Partnerships, in consideration for (i) Anderson's assumption of the Subsidiaries' liabilities with respect to the Partnerships and (ii) MAPA's and Anderson's agreement to contribute additional capital to the partnerships thereafter. Simultaneously in March 1993, the Company acquired a 25 percent limited partnership interest in the Partnerships in consideration for $200 and the Company providing certain accounting and operational services to PTP and Orchard for a period of six months.

     On May 20, 1994, pursuant to an assignment agreement between the Company and Anderson, the Company transferred its 25 percent limited partnership interests in the Partnerships to Anderson in consideration for the release of the Company's future obligations with respect to the Partnerships.

(1) See "Security Ownership of Certain Beneficial Owners, Directors and Officers", below.

     The Company is contingently liable for a demand loan made by a Canadian bank to Dr. Joseph E. Magaro, a 15.2% shareholder of the Company, in the amount of $100,000 in connection with the development of certain oil and gas properties in Canada in which he participated. The loan is secured by Dr. Magaro's interest in those oil and gas properties, the value of which, in the Company's opinion, far exceeds the amount of the loan. The annual rate of interest currently applicable to this loan is 5.8125%.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

     The following table sets forth information as of December 5, 1995, with respect to the beneficial ownership of the Common Stock of the Company by (i)
each person known to the Company who beneficially owns more than 5% of any class of voting securities of the Company, (ii) each director and nominee of the
Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.
                                                                          Amount and Nature of        Percent
                        Name and Address                                Beneficial Ownership (1)      of Class
----------------------------------------------------------------        ------------------------      --------
Joseph E. Magaro                401 Riversville Road                           220,510 (2)             15.2%
                                Greenwich, Connecticut

R. David Sudarsky               3050 North Ocean Boulevard                     126,100 (3)              8.7%
                                Ft. Lauderdale, Florida

Morton H. Kinzler               1100 Alakea Street, Suite 2900                 270,012 (4)             18.6%
                                Honolulu, Hawaii

Alan D. Hunter                  44 Medford Place, S.W.                             400                   *
                                Calgary, Alberta, Canada

H. Whitney Boggs, Jr.           1801 Fairfield Avenue, Suite 401                 4,342                   *
                                Shreveport, Louisiana

Erik Hazelhoff-Roelfzema        1120, 639 5th Ave. S.W.                            400                   *
                                Calgary, Alberta, Canada

William C. Warren               Roberts & Holland                               28,000                  1.9%
                                Worldwide Plaza
                                825 Eighth Avenue
                                New York, New York

     (1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

     (2) Includes a note in the principal amount of $200,000 that is currently convertible into 10,000 shares of Common Stock at a conversion price of $20.00 per share.

     (3) Includes a note in the principal amount of $100,000 that is currently convertible into 5,000 shares of Common Stock at a conversion price of $20.00 per share.

     (4) Includes (i) a note in the principal amount of $400,000 that is currently convertible into 20,000 shares of Common Stock at a conversion price of $20.00 per share, and (ii) an aggregate of 34,552 shares held by two estates of which Mr. Kinzler is a co-executor, as to which shares Mr. Kinzler may be deemed to share voting and investment power. Mr. Kinzler disclaims beneficial ownership of the shares held by the estates.

      *   Represents less than 1% of outstanding shares of Common Stock.

                                                                            Amount and Nature of      Percent
                          Name and Address                                 Beneficial Ownership(1)    of Class
-------------------------------------------------------------------        -----------------------    --------

Daniel Jacobson              575 Madison Avenue, 7th floor                          5,000                 *
                             New York, New York

Martin Anderson              1099 Alakea Street, Suite 1800                       107,245 (5)            7.4%
                             Honolulu, Hawaii

Barry E. Emes                1227 Baldwin Crescent                                  1,000                 *
                             Calgary, Alberta, Canada

Glenn Yago, Ph.D.            1114 Avenue of the Americas, 14th floor                  300                 *
                             New York, New York

Russell M. Gifford           7497 Maka'a Street                                    20,300 (6)            1.4%
                             Honolulu, Hawaii

Martin L. Jokl               N. 852 Summit Boulevard, Apt. 205                      7,200 (7)             *
                             Spokane, Washington

Alexander C. Kinzler         671 Puuikena Drive                                    21,670 (8)            1.5%
                             Honolulu, Hawaii

Ingalls & Snyder             61 Broadway                                          149,800 (9)           10.3%
                             New York, NY

All directors and executive officers as a group (12 persons)                      465,869 (10)          32.1%

     (1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

     (5) Includes a note in the principal amount of $200,000 that is currently convertible into 10,000 shares of Common Stock at a conversion price of $20.00 per share.

     (6) Includes currently exercisable options to acquire 17,500 shares of Common Stock.

     (7) Includes currently exercisable options to acquire 6,500 shares of Common Stock.

     (8) Includes currently exercisable options to acquire 4,000 shares of Common Stock.

      *   Represents less than 1% of outstanding shares of Common Stock.

     (9) Includes a note in the principal amount of $1,000,000 that is currently convertible into 50,000 shares of Common Stock at a conversion price of $20.00 per share.

    (10) Includes currently exercisable options held by certain executive officers of the Company to acquire 28,000 shares of the Common Stock, and notes in the aggregate principal amount of $600,000 held by certain directors of the Company currently convertible into 30,000 shares of Common Stock at a conversion price of $20.00 per share.


                               OWNERSHIP REPORTS

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has appointed KPMG Peat Marwick LLP as the firm of independent public accountants to audit the accounts of the Company for the year ended September 30, 1996. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions.

                             STOCKHOLDER PROPOSALS

     Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 30, 1996.

                                    GENERAL

     No business other than that set forth in Item (1) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

     Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by them.





                      By Order of the Board of Directors,




                              /s/ Alexander C. Kinzler
                                  ALEXANDER C. KINZLER
                                        Secretary



Dated:   January 18, 1996




    Stockholders may obtain a copy, without charge, of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813.
                                      8

Appendix A
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

  The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 4, 1996, at 9:30 A.M., Shreveport time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                  (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1. The election of the 9 Directors listed at right:

 FOR all nominees listed at right         WITHHOLD AUTHORITY to vote
 (except as marked to the contrary)       for all nominees listed at right

              -----                                -----

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)

Nominees:
Morton H. Kinzler, Barry E. Emes, Alan D. Hunter, H. Whitney Boggs, Jr., Erik Hazelhoff-Roelfzema, William C. Warren, Daniel Jacobson, Martin Anderson, Glenn Yago.

2. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1996.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    --------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)